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Exhibit 4.1

SERIES 2003-2
SUPPLEMENTAL INDENTURE OF TRUST

by and between

GMAC EDUCATION LOAN FUNDING TRUST-I

and

ZIONS FIRST NATIONAL BANK,
as Indenture Trustee

Authorizing the Issuance of:

$200,000,000
GMAC Education Loan Funding Trust-I
GMAC ELF Student Loan Asset-Backed Notes
Series 2003-2

Dated as of September 1, 2003

APPENDIX A	—	CERTAIN TERMS AND PROVISIONS OF THE AUCTION RATE SECURITIES
APPENDIX B	—	TARGETED BALANCES FOR THE CLASS A-1L NOTES
EXHIBIT A-1	—	FORM OF SENIOR LIBOR FLOATING RATE SECURITIES
EXHIBIT A-2	—	FORM OF SENIOR AUCTION RATE SECURITIES
EXHIBIT A-3	—	FORM OF SUBORDINATE AUCTION RATE SECURITIES
EXHIBIT B	—	SERIES 2003-2 CLOSING CASH FLOW PROJECTIONS
EXHIBIT C	—	NOTICE OF PAYMENT DEFAULT
EXHIBIT D	—	NOTICE OF CURE OF PAYMENT DEFAULT
EXHIBIT E	—	NOTICE OF PROPOSED CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT F	—	NOTICE ESTABLISHING CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT G	—	NOTICE OF CHANGE IN AUCTION DATE

ii

SERIES 2003-2 SUPPLEMENTAL INDENTURE OF TRUST

        THIS SERIES 2003-2 SUPPLEMENTAL INDENTURE OF TRUST (this "Supplemental Indenture"), dated as of September 1, 2003, is by and between GMAC EDUCATION LOAN FUNDING TRUST-I, a Delaware statutory trust (the "Issuer"), and ZIONS FIRST NATIONAL BANK, a national banking association (together with its successors, the "Indenture Trustee"), as Indenture Trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);

W I T N E S S E T H:

        WHEREAS, the Issuer has previously entered into an Indenture of Trust, dated as of March 1, 2003 (the "Indenture"), among the Issuer, the Indenture Trustee and Zions First National Bank, as Eligible Lender Trustee, as amended and supplemented by a Series 2003-1 Supplemental Indenture of Trust, dated as of March 1, 2003 (the "Series 2003-1 Supplemental Indenture"), between the Issuer and the Indenture Trustee; and

        WHEREAS, the Issuer desires to enter into this Supplemental Indenture in order to issue Notes pursuant to the terms of the Indenture, including Section 2.09 thereof; and

        WHEREAS, the Issuer represents that it is duly created as a statutory trust under the laws of the State of Delaware and that by proper action it has duly authorized the issuance of $200,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2, consisting of three classes designated as Senior Class 2003-2 (the "Class A Notes") and one class designated as Subordinate Class 2003-2 (the "Class B Notes" and together with the Class A Notes, the "Series 2003-2 Notes"), and it has by proper action authorized the execution and delivery of this Supplemental Indenture; and

        WHEREAS, the Series 2003-2 Notes constitute Notes as defined in the Indenture; and

        WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth;

        NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND USE OF PHRASES

        All words and phrases defined in the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

        "Acquisition Account" means the Acquisition Account established within the Acquisition Fund pursuant to the Series 2003-1 Supplemental Indenture and Section 3.01 hereof.

        "Auction Rate Securities" means, collectively, the Class A-4AR Notes, the Class A-5AR Notes and the Class B Notes.

        "Authorized Denominations" means (a) for purposes of the Class A-1L Notes, $1,000 and any integral multiple of $1,000; and (b) for the purposes of the Auction Rate Securities, the definition of "Authorized Denominations" set forth in Appendix A hereto.

        "Business Day" means (a) for purposes of the Class A-1L Notes, (i) for purposes of calculating LIBOR, any day on which banks in New York, New York and London, England are open for the transaction of international business and (ii) for all other purposes, any day other than a Saturday, Sunday, holiday or other day on which the New York Stock Exchange or banks located in New York, New York or the city in which the principal office of the Indenture Trustee is located are authorized or permitted by law or executive order to close; and (b) for purposes of the Auction Rate Securities, the definition of "Business Day" set forth in Appendix A hereto.

        "Class A Notes" means, collectively, the Class A-1L Notes, the Class A-4AR Notes and the Class A-5AR Notes.

        "Class A-1L Notes" means the $100,000,000 GMAC Education Loan Funding Trust-I, GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2, Senior Class A-1L LIBOR Floating Rate.

        "Class A-4AR Notes" means the $32,000,000 GMAC Education Loan Funding Trust-I, GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2, Senior Class A-4AR Auction Rate Securities.

        "Class A-5AR Notes" means the $60,000,000 GMAC Education Loan Funding Trust-I, GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2, Senior Class A-5AR Auction Rate Securities.

        "Class B Notes" means the $8,000,000 GMAC Education Loan Funding Trust-I, GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2, Subordinate Class B-2AR Auction Rate Securities.

        "Closing Date" means (a) with respect to the Class A-1L Notes, the Class A-4AR Notes and the Class B Notes, September 30, 2003 and (b) with respect to the Class A-5AR Notes, on or before January 31, 2004, as provided in an Issuer Order.

        "Ending Balance Factor" means, for any given day, the number calculated by dividing the unpaid principal balance of the Outstanding Class A-1L Notes (after any Principal Reduction Payments are made) by the original principal balance of the Class A-1L Notes, and rounding the result to nine decimal places.

        "Interest Accrual Period" means, with respect to the Class A-1L Notes, initially, the period commencing on the Closing Date for the Class A-1L Notes to but not including November 25, 2003, and thereafter, with respect to each Quarterly Distribution Date, the period beginning on the prior Quarterly Distribution Date and ending on the day immediately preceding such Quarterly Distribution Date.

        "LIBOR" means, with respect to any Interest Accrual Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of three months which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date as determined by the Indenture Trustee or its agent. If this rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having a maturity of three months and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on that LIBOR Determination Date, to prime banks in the London interbank market by the Reference Banks. The Indenture Trustee will request the principal London office of each Reference Bank identified to it by the Administrator to provide a quotation of its rate. If the Reference Banks provide at least two quotations, the rate for that day will be the arithmetic mean of the quotations. If the Reference Banks provide fewer than two quotations, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator at approximately 11:00 a.m., New York time, on that LIBOR Determination Date, for loans in U.S. dollars to leading European banks having a maturity of three months and in a principal amount of not less than U.S. $1,000,000. If the banks selected as described above are not providing quotations, the LIBOR in effect for the applicable Interest Accrual Period will be the LIBOR in effect for the previous Interest Accrual Period.

        "LIBOR Determination Date" means, for each Interest Accrual Period for the Class A-1L Notes, the second Business Day before the beginning of that Interest Accrual Period.

        "Principal Reduction Payment" means, with respect to the Class A-1L Notes, a payment of principal on the Class A-1L Notes prior to the Stated Maturity thereof.

        "Principal Reduction Payment Date" means each Quarterly Distribution Date on which a Principal Reduction Payment is made with respect to the Class A-1L Notes.

        "Quarterly Distribution Date" means the 25th day of February, May, August and November, or, if such day is not a Business Day, the immediately succeeding Business Day, commencing on November 25, 2003.

        "Redemption Account" means the Redemption Account established within the Acquisition Fund pursuant to the Series 2003-1 Supplemental Indenture and Section 3.01 hereof.

        "Reference Banks" means, with respect to a determination of LIBOR for any Interest Accrual Period by the Indenture Trustee, four major banks in the London interbank market selected by the Administrator.

        "Regular Record Date" means (a) for purposes of the Class A-1L Notes, the Business Day prior to the Quarterly Distribution Date and (b) for the purposes of the Auction Rate Securities, the "Regular Record Date" set forth in Appendix A hereto.

        "Reserve Fund Requirement" means 1.00% of the aggregate amount of the Class A Notes and Class B Notes Outstanding; provided, however, that so long as any Class A Notes or Class B Notes remain Outstanding there shall be at least $500,000 on deposit in the Reserve Fund. Further, such percentages and amounts may be changed upon satisfaction of the Rating Agency Condition and receipt of a Rating Confirmation.

        "Series 2003-2 Counterparty" means Citibank, N.A.

        "Series 2003-2 Derivative Product Agreements" means, collectively, the ISDA Master Agreement (including the schedule thereto), between the Issuer and the Series 2003-2 Counterparty and the Assignment and Acceptance Agreement dated September 30, 2003, among the Issuer, the Series 2003-2 Counterparty and GMAC Commercial Mortgage Corporation, assigning Confirmation Nos. M032507, M034035, M035274, M035286 and M035285 to the Issuer.

        "Series 2003-1 Notes" means the GMAC Education Loan Funding Trust-I, GMAC ELF Student Loan Asset-Backed Notes, Series 2003-1 issued pursuant to the Series 2003-1 Supplemental Indenture in the aggregate principal amount of $220,000,000.

        "Series 2003-1 Supplemental Indenture" means the Series 2003-1 Supplemental Indenture of Trust, dated as of March 1, 2003, between the Issuer and the Indenture Trustee.

        "Series 2003-2 Notes" means the GMAC Education Loan Funding Trust-I, GMAC ELF Student Loan Asset-Backed Notes, Series 2003-2 issued pursuant to this Supplemental Indenture in the aggregate principal amount of $200,000,000 consisting of the Class A Notes and the Class B Notes.

        "Targeted Amortization Schedule" means, with respect to the Class A-1L Notes, the Schedule set forth as Appendix B to this Supplemental Indenture for Principal Reduction Payments on the Class A-1L Notes prior to Stated Maturity thereof to the extent moneys are available for such purpose in the Redemption Account of the Acquisition Fund.

        "Telerate Page 3750" means the display page so designated on the Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

        Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

        In the event that any term or provision contained herein with respect to the Series 2003-2 Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.

ARTICLE II

SERIES 2003-2 NOTE DETAILS,
FORMS OF SERIES 2003-2 NOTES,
REDEMPTION OF SERIES 2003-2 NOTES
AND USE OF PROCEEDS OF SERIES 2003-2 NOTES

        Section 2.01. Series 2003-2 Note Details.    The aggregate principal amount of the Series 2003-2 Notes which may be initially authenticated and delivered under this Supplemental Indenture is limited to, and shall be individually issued in four separate classes consisting of $100,000,000 of Class A-1L Notes, $32,000,000 of Class A-4AR Notes, $60,000,000 of Class A-5AR Notes and $8,000,000 of Class B Notes, except for Series 2003-2 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Sections 2.03 and 2.04 of the Indenture. The Series 2003-2 Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series 2003-2 Notes of each class shall each be lettered "R" and shall be numbered separately from 1 upwards, respectively. The Class A-1L Notes, the Class A-4AR Notes and the Class A-5AR Notes constitute Senior Notes. The Class B Notes constitute Subordinate Notes. The Series 2003-2 Derivative Product Agreements constitute Senior Obligations.

        The Class A-1L Notes shall be dated their Closing Date and shall bear interest from their Closing Date, payable on each Quarterly Distribution Date, except that Class A-1L Notes which are reissued upon transfer, exchange or other replacement shall bear interest from the most recent Quarterly Distribution Date to which interest has been paid, or if no interest has been paid, from the Closing Date. The Class A-1L Notes shall bear interest for each Interest Accrual Period, other than the first Interest Accrual Period, at a per annum rate equal to LIBOR, plus 0.10%. The interest rate on the Class A-1L Notes for the first Interest Accrual Period shall be 1.24%. Interest payable on the Class A-1L Notes shall be computed on the assumption that each year contains 360 days and actual days elapsed and rounding the resultant figure to the fifth decimal place. The Class A-1L Notes shall mature, subject to Principal Reduction Payments, on May 25, 2013 (the Class A-1L Notes "Stated Maturity").

        The Class A-4AR Notes, the Class A-5AR Notes and Class B Notes (collectively, the "Auction Rate Securities") shall be dated their Closing Date and shall bear interest from their Closing Date, payable on each Payment Date (as defined in Appendix A to this Supplemental Indenture), except that Auction Rate Securities which are reissued upon transfer, exchange or other replacement shall bear interest from the most recent Payment Date to which interest has been paid, or if no interest has been paid, from the Closing Date. The Auction Rate Securities shall mature on September 1, 2040 (the Class A-4AR, Class A-5AR and Class B Notes "Stated Maturity"). The terms of and definitions related to the Auction Rate Securities are found in Article I hereof and Appendix A to this Supplemental Indenture.

        The principal of the Series 2003-2 Notes due at Stated Maturity or redemption in whole shall be payable at the Corporate Trust Office of the Indenture Trustee, or such other location as directed by the Indenture Trustee, or at the principal office of its successor in trust upon presentation and surrender of the Series 2003-2 Notes. Payment of interest and principal paid subject to a redemption on any Series 2003-2 Note shall be made to the Noteholder thereof by check or draft mailed on the Payment Date by the Indenture Trustee to the Noteholder at his address as it last appears on the registration books kept by the Indenture Trustee at the close of business on the Regular Record Date for such Payment Date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Noteholder thereof at the close of business on the Regular Record Date and shall be payable to the Noteholder thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Indenture Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Noteholders of the Series 2003-2 Notes not less than

10 days prior thereto by first-class mail to each such Noteholder as shown on the Indenture Trustee's registration books on the date selected by the Indenture Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Indenture Trustee of any other Noteholder owning at least $1,000,000 principal amount of the Series 2003-2 Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Regular Record Date or Special Record Date with the Indenture Trustee for such purpose. All payments on the Series 2003-2 Notes shall be made in lawful money of the United States of America.

            (a)   Except as otherwise provided in this Section, the Series 2003-2 Notes in the form of one global note for each Stated Maturity date shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series 2003-2 Note shall be registered in the name of CEDE & CO., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Series 2003-2 Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository, as defined in the Indenture, or to a successor Securities Depository or to a nominee of a successor Securities Depository."

            (b)   Except as otherwise provided herein, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series 2003-2 Notes; (ii) the delivery to any Agent Member, beneficial owner of the Series 2003-2 Notes or other Person, other than the Securities Depository, of any notice with respect to the Series 2003-2 Notes; or (iii) the payment to any Agent Member, beneficial owner of the Series 2003-2 Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series 2003-2 Notes. So long as the certificates for the Series 2003-2 Notes issued under this Supplemental Indenture are not issued pursuant to paragraph (c) of this Section the Issuer and the Indenture Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series 2003-2 Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series 2003-2 Notes, (B) giving notices of redemption and other matters with respect to such Series 2003-2 Notes, and (C) registering transfers with respect to such Series 2003-2 Notes. In connection with any notice or other communication to be provided to the Noteholders pursuant to this Supplemental Indenture by the Issuer or the Indenture Trustee with respect to any consent or other action to be taken by the Noteholders, the Issuer or the Indenture Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series 2003-2 Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Noteholder.

            (c)   If at any time the Securities Depository notifies the Issuer and the Indenture Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series 2003-2 Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, paragraphs (a) and (b) of this Section shall no longer be applicable and the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series 2003-2 Notes as provided below. In addition, the Issuer may determine at any time that the Series 2003-2 Notes shall no longer be represented by global certificates and that the provisions of paragraphs (a) and (b) of this Section shall no longer apply to the Series 2003-2 Notes. In such event, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series 2003-2 Notes as provided below. Certificates for the Series 2003-2 Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing to the Issuer and the Indenture Trustee, and upon which written instructions the Indenture Trustee may rely without investigation. The Indenture Trustee shall promptly deliver such certificates representing the Series 2003-2 Notes to the Persons in whose names such Notes are so registered.

        Section 2.02. Principal Reduction Payments and Redemptions of the Series 2003-2 Notes.

            (a)   Mandatory Redemption of Auction Rate Securities.

              (i)    Subject to the provisions of Section 2.02(b) and (d)(ii) hereof and to the provisions of any future Supplemental Indenture, the Auction Rate Securities are subject to mandatory redemption, in whole or in part, at a redemption price equal to the principal balance being redeemed plus accrued interest to the date fixed for redemption, on the first Payment Date occurring each month for the Auction Rate Securities, from amounts remaining on deposit in the Redemption Account and not required to be used to make Principal Reduction Payments or to redeem other Notes pursuant to any Supplemental Indenture. The Senior Notes within the Series 2003-1 Notes shall be redeemed prior the redemption of Senior Notes within the Series 2003-2 Notes, and the Subordinate Notes within the Series 2003-1 Notes shall be redeemed prior the redemption of Subordinate Notes within the Series 2003-2 Notes.

              (ii)   Notice of Redemption. The Indenture Trustee shall cause notice of any redemption pursuant to Section 2.02(a)(i) hereof to be given by mailing a copy of the notice by first-class mail to the Administrator, the Auction Agent and the Noteholder of any Auction Rate Securities designated for redemption in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 15 days prior to the redemption date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of such Auction Rate Securities for which no such failure or defect occurs.

            (b)   Principal Reduction Payments on Class A-1L Notes.

              (i)    The Class A-1L Notes shall receive pro rata reductions of principal pursuant to Principal Reduction Payments to be made on Quarterly Distribution Dates from amounts on deposit in the Redemption Account of the Acquisition Fund for such purpose in an amount up to, but not greater than, the amount needed to reduce the outstanding balance of the Class A-1L Notes to the Targeted Balance for such Quarterly Distribution Date. Preferably five, but not less than two Business Days prior to each Quarterly Distribution Date, the Indenture Trustee shall send the Securities Depository written notice with respect to the dollar amount per $1,000 original principal amount thereof, that the Indenture Trustee will be paying to the Securities Depository on the Quarterly Distribution Date. The Indenture Trustee may, to the extent necessary to avoid payments of fractional cents, reduce scheduled payments by up to $1,000. To the extent the

      Indenture Trustee effects any such reduction, such amount shall be carried over to the next scheduled Principal Reduction Payment Date. Such notices, which shall clearly indicate that they relate to a pro rata reduction of principal, shall contain the Ending Balance Factor and the Indenture Trustee contact's name and telephone number, shall be sent by facsimile (or such other method designated by the Securities Depository) to the Securities Depository's Dividend Department at (212) 855-4555. Failure to make a Principal Reduction Payment in the amount set forth in the Targeted Amortization Schedule on the Principal Reduction Payment Date shall not constitute an Event of Default under the Indenture.

              (ii)   Notwithstanding subsection (b)(i) of this Section or as provided in a subsequent Supplemental Indenture, if no Senior Notes (other than Senior Notes subject to Principal Reduction Payments) remain outstanding, the Class A-1L Notes are subject to additional pro rata reductions of principal pursuant to Principal Reduction Payments to be made on Quarterly Distribution Dates from any amounts remaining on deposit in the Redemption Account of the Acquisition Fund after making the Principal Reduction Payments required pursuant to subsection (b)(i) of this Section.

              (iii)  Notice of Principal Reduction. Preferably five, but not less than two Business Days prior to each Principal Reduction Payment Date, the Indenture Trustee shall cause notice of any reduction pursuant to Section 2.02(b)(i) or (ii) hereof to be given by mailing a copy of the notice by first class mail to the Administrator and Noteholder of any Class A-1L Notes designated for reduction in whole or in part, at their address as the same shall last appear upon the registration books on the reduction date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the reduction of such Class A-1L Notes.

            (c)   Optional Redemption or Purchase.

              (i)    Optional Redemption or Purchase of Series 2003-2 Notes. Subject to the provisions of Section 2.02(d) hereof, the Series 2003-2 Notes are subject to redemption or purchase at the option of the Issuer exercised by an Issuer Order, in whole only, on any Payment Date on which the aggregate current principal balance of all the Notes issued under the Indenture is less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under the Indenture on their respective Closing Date, at a redemption price equal to (A) the principal balance plus accrued interest to the date fixed for redemption and (B) any Carry-over Amount and any interest accrued on any Carry-over Amount to the date fixed for redemption, from the proceeds of funds received by the Indenture Trustee and deposited in the Revenue Fund, the Acquisition Fund and the Reserve Fund. On the Payment Date fixed for redemption or purchase in such Issuer Order (which Issuer Order shall be received by the Indenture Trustee not less then 16 days prior to such redemption), the Issuer shall deposit or cause to be deposited in or transferred to the Redemption Account of the Acquisition Fund (from the Revenue Fund) an amount sufficient to redeem all of the Notes, less amounts on deposit in the Reserve Fund. On such redemption date the Indenture Trustee shall transfer amounts in the Reserve Fund to the Redemption Account of the Acquisition Fund and effect the redemption of all the Notes.

              (ii)   Notice of Redemption and Purchase. The Indenture Trustee shall cause notice of any redemption or purchase pursuant to Section 2.02(c)(i) hereof to be given by mailing a copy of the notice by first-class mail to the Administrator, the Auction Agent, if applicable, and the Noteholder of any Series 2003-2 Notes designated for redemption or purchase in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 15 days prior to the redemption or purchase date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption or purchase of such Series 2003-2 Notes for which no such failure or defect occurs.

            (d)   Partial Redemption.

              (i)    If less than all of the Auction Rate Securities are to be redeemed or purchased pursuant to Section 2.02(a)(i) hereof, the Auction Rate Securities to be redeemed or purchased shall be redeemed or purchased on a monthly basis in ascending order of Stated Maturity and, within same Stated Maturities, from the Auction Rate Securities with the earliest Payment Date during the month, subject to Section 2.02(d)(ii) hereof. If two or more Classes of Auction Rate Securities have the same Stated Maturity and the same Payment Date, such Auction Rate Securities shall be redeemed on a pro rata basis among or between such Classes, subject to Section 2.02(d)(ii) hereof.

              (ii)   All of the Class A Notes shall be redeemed prior to redemption of any Class B Notes; provided, however, upon the Indenture Trustee's receipt of an Issuer Order certifying that the ratio of the Value of the Trust Estate to the Value of the Senior Notes and the Subordinate Notes then Outstanding exceeds 101.5% and the ratio of the Value of the Trust Estate to the Value of the Senior Notes then Outstanding exceeds 104%, or such other percentages that satisfy the Rating Agency Condition, the Indenture Trustee shall redeem Class B Notes while Class A Notes remain Outstanding until the Value of the Trust Estate to the Value of the Notes equals the percentages described in this sentence after giving effect to the redemption of Class B Notes. The Indenture Trustee may conclusively rely upon such certification without duty to know, determine or further examine such Issuer Order.

              (iii)  If less than all of a class of the Auction Rate Securities are to be redeemed, the Auction Rate Securities to be redeemed shall be selected by lot in such manner as the Indenture Trustee shall determine. In the event of a redemption pursuant to Section 2.02(a)(i) hereof whereby funds remain in an amount below the Authorized Denomination, such remaining funds shall be transferred to the Revenue Fund.

              (iv)  In case an Auction Rate Security is of a denomination larger than an Authorized Denomination, a portion of such Auction Rate Security (in an Authorized Denomination) may be redeemed. Upon surrender of any Auction Rate Security for redemption in part only, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver to the Noteholder thereof, the cost of which shall be paid by the Issuer, a new Auction Rate Security or Auction Rate Securities of the same series, maturity and of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Auction Rate Security surrendered.

        Section 2.03. Delivery of Series 2003-2 Notes.    Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2003-2 Notes and deliver the Class A Notes and the Class B Notes to The Depository Trust Company; provided, however, prior to the delivery by the Indenture Trustee of any of the Series 2003-2 Notes, there shall have been filed with or delivered to the Indenture Trustee the following:

            (a)   an Issuer Order authorizing the execution and delivery of this Supplemental Indenture and the issuance of the Series 2003-2 Notes;

            (b)   duly executed copies of this Supplemental Indenture and a copy of the Indenture; and

            (c)   rating letters from each Rating Agency stating (i) that the Class A Notes have been rated "AAA" by Fitch and S&P and "Aaa" by Moody's; (ii) that the Class B Notes have been rated "A" by Fitch and S&P and "A2" by Moody's and (iii) that neither the issuance of the Series 2003-2 Notes nor the execution of this Supplemental Indenture will adversely affect the ratings assigned to the Series 2003-1 Notes.

        Section 2.04. Trustee's Authentication Certificate.    The Indenture Trustee's authentication certificate upon the Series 2003-2 Notes shall be substantially in the forms provided in Exhibits A-1, A-2 and A-3 hereto. No Series 2003-2 Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee; and such certificate of the Indenture Trustee upon any Series 2003-2 Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Series 2003-2 Notes issued hereunder.

  Section 2.05. Deposit of Series 2003-2 Note Proceeds.

            (a)   Upon the issuance and delivery of the Class A-1L Notes, the Class A-4AR Notes and the Class B Notes, the Indenture Trustee shall deposit the net proceeds thereof (i.e., net of Underwriters' discount of $490,000):

              (i)    an amount equal to $137,510,000 shall be deposited to the 2003-2 Acquisition Account and;

              (ii)   an amount equal to $2,000,000 shall be deposited to the Reserve Fund.

            (b)   Upon the issuance and delivery of the Class A-5AR Notes, unless otherwise specified in an Issuer Order, the Indenture Trustee shall deposit the net proceeds thereof (i.e., net of Underwriters' discount of $210,000) in the 2003-2 Acquisition Account.

            (c)   Notwithstanding Section 5.04(e) of the Indenture, the additional $600,000 deposited to the Reserve Fund in excess of the current Reserve Fund Requirement pursuant to subsection (a)(ii) of this Section shall remain in the Reserve Fund until the earlier of (i) issuance and delivery of the Class A-5AR Notes or (ii) January 31, 2004. Upon the occurrence of (i) or (ii) above, then the provisions of Section 5.04(e) of the Indenture shall again apply.

        Section 2.06. Forms of Series 2003-2 Notes.    The Class A-1L Notes shall be in substantially the form set forth in Exhibit A-1 hereto, the Class A-4AR Notes and the Class A-5AR Notes shall be in substantially the form set forth in Exhibit A-2 hereto and the Class B Notes shall be in substantially the form set forth in Exhibit A-3 hereto, each with such variations, omissions and insertions as may be necessary.

        Section 2.07. Conditions Precedent.    Each of the Series 2003-2 Notes shall be executed, authenticated and delivered on the applicable Closing Date for such Series 2003-2 Notes set forth herein subject to the satisfaction of the conditions precedent set forth in this Section.

            (a)   With respect to the Closing Date for the Class A-1L Notes, the Class A-4AR Notes and the Class B Notes, the execution, authentication and delivery of such Series 2003-2 Notes is conditioned upon the satisfaction of the conditions set forth in Section 2.09 of the Original Indenture and Section 2.03 hereof.

            (b)   With respect to the Closing Date for the Class A-5AR Notes, the execution, authentication and delivery of the Class A-5AR Notes is conditioned upon the following:

              (i)    the satisfaction of the conditions set forth in Section 2.09 of the Original Indenture (provided that the requirement for any legal opinions may be satisfied by "bring down" letters relating to prior opinions);

              (ii)   either (A) the receipt by the Indenture Trustee from the Issuer on or before such Closing Date of an Issuer Order certifying that there have been no material changes with respect to the information in the Prospectus, dated March 17, 2003 and the Prospectus Supplement, dated September 24, 2003 (collectively, the "Prospectus") since the delivery of the Prospectus that would require updating the Prospectus; or (B) the delivery to the Underwriter of a supplement to the Prospectus setting forth any material changes with respect to the information in the Prospectus since the delivery of the most recent Prospectus to the Underwriter;

              (iii)  the receipt from the Issuer by the Indenture Trustee on or before such Closing Date of an Issuer Order, which Issuer Order shall include the terms of the Class A-5AR Notes, including the date of issuance of the Class A-5AR Notes, the aggregate principal amount of the Class A-5AR Notes, the Initial Rate for the Class A-5AR Notes, the initial Auction Date and Initial Rate Adjustment Date of the Class A-5AR Notes, a direction to the Indenture Trustee to execute the certificate of authentication for Class A-5AR Notes in the form provided in this Supplemental Indenture, which, upon receipt, shall be executed by the Indenture Trustee and the Class A-5AR Notes shall be executed by the Issuer, each in accordance with Section 2.06 of the Original Indenture; and

              (iv)  the receipt by the Issuer and the Indenture Trustee of evidence that the Class A-5AR Notes have received the ratings of "AAA" by S&P and Fitch and "Aaa" by Moody's or, if such ratings have been previously assigned, that Rating Confirmations with respect to such ratings have been received.

        Section 2.08. Issuer Covenants with Respect to Principal Reduction Payments.    No Additional Notes may be issued by the Issuer which have Principal Reduction Payments or, except as provided in this Section, Stated Maturities (or mandatory sinking fund payments) prior to August 25, 2009 which are payable prior to the Principal Reduction Payments on the Class A-1L Notes; provided, however, the Issuer may issue Additional Notes with Principal Reduction Payments which are payable concurrently with the Principal Reduction Payments on the Class A-1L Notes or Additional Notes with Stated Maturities (or mandatory sinking fund payments) prior to August 25, 2009, if the Issuer reasonably determines, on the date of issuance of such Additional Notes, that the issuance of such Additional Notes will not adversely affect the sufficiency of the amounts directed to make Principal Reduction Payments on the Class A-1L Notes in accordance with the Targeted Balances set forth on Appendix B hereto.

ARTICLE III

FUNDS AND ACCOUNTS

        Section 3.01. Acquisition Fund.    The Indenture Trustee is hereby directed to establish an Account within the Acquisition Fund to be known as the "2003-2 Acquisition Account." The Indenture Trustee shall deposit the proceeds described in Section 2.05(a)(i) and (b) hereof to the 2003-2 Acquisition Account on each Closing Date. Moneys in the 2003-2 Acquisition Account shall be used as described in Section 5.02 of the Indenture. On November 30, 2003, or such later date consented to by the Rating Agencies rating the Notes, any proceeds of the Class A-1L Notes, the Class A-4AR Notes and the Class B-2AR Notes remaining in the 2003-2 Acquisition Account shall be transferred to the Redemption Account. On April 30, 2004, or such later date consented to by the Rating Agencies rating the Notes, any amounts remaining in the 2003-2 Acquisition Account shall be transferred to the Redemption Account and the 2003-2 Acquisition Account shall be closed.

            The Indenture Trustee is hereby directed to continue the Redemption Account of the Acquisition Fund established pursuant to Section 3.01 of the Series 2003-1 Supplemental Indenture, as amended in Section 4.03 herein. All Recoveries of Principal deposited to the Acquisition Fund shall be transferred to the Redemption Account. In addition, any amounts permitted to be transferred to the Redemption Account from the Revenue Fund pursuant to Section 5.03(c) of the Indenture shall be deposited to the Redemption Account. Moneys in the Redemption Account shall be used (i) first, to make the next scheduled Principal Reduction Payments on Notes pursuant to the provisions of the Supplemental Indentures authorizing such Notes (or to retain therein an amount sufficient to make such next Principal Reduction Payments), second, to mandatorily redeem Notes pursuant to the provisions of the Supplemental Indentures authorizing such Notes and, third, to make additional Principal Reduction Payments on Notes pursuant to the provisions of the Supplemental Indentures authorizing such Notes or (ii) as otherwise directed in a Supplemental Indenture.

        Section 3.02. Capitalized Interest Account.    The Indenture Trustee is hereby directed to continue the Capitalized Interest Account of the Acquisition Fund established pursuant to Section 3.02 of the Series 2003-1 Supplemental Indenture. On any date prior to January 1, 2007 moneys on deposit in the Capitalized Interest Account shall be transferred to the Revenue Fund by the Indenture Trustee as needed to make the transfers described in Sections 5.03(b)(i), (iii) and (v) of the Indenture. Notwithstanding the provisions of Section 3.02 of the Series 2003-1 Supplemental Indenture, on January 1, 2007, any moneys remaining in the Capitalized Interest Account shall be transferred to the Redemption Account, and the Capitalized Interest Account shall be closed.

ARTICLE IV

AMENDMENTS TO THE SERIES 2003-1 SUPPLEMENTAL INDENTURE

        Section 4.01. Amendment to Section 2.02(a) of the Series 2003-1 Supplemental Indenture.    Section 2.02(a) of the Series 2003-1 Supplemental Indenture is hereby amended in its entirety to read as follows:

            (a)   Mandatory Redemption.

              (i)    Subject to the provisions of Section 2.02(c) hereof and to the provisions of any future Supplemental Indenture, the Series 2003-1 Notes are subject to mandatory redemption, in whole or in part, at a redemption price equal to the principal balance being redeemed plus accrued interest to the date fixed for redemption, on the first Payment Date occurring each month for the Series 2003-1 Notes, from amounts remaining on deposit in the Redemption Account and not required to be used to make

      Principal Reduction Payments or to redeem other Notes pursuant to any Supplemental Indenture.

              (ii)   Notice of Redemption. The Indenture Trustee shall cause notice of any redemption pursuant to Section 2.02(a)(i) hereof to be given by mailing a copy of the notice by first-class mail to the Noteholder of any Series 2003-1 Notes, the Administrator and the Auction Agent, if any, designated for redemption in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 15 days prior to the redemption date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of such Series 2003-1 Notes for which no such failure or defect occurs.

        Section 4.02. Amendment to Section 2.02(c)(ii) of the Series 2003-1 Supplemental Indenture.    Section 2.02(c)(ii) of the Series 2003-1 Supplemental Indenture is hereby amended in its entirety to read as follows:

              (ii)   All of the Class A Notes shall be redeemed prior to redemption of any Class B Notes; provided, however, upon the Indenture Trustee's receipt of an Issuer Order certifying that the ratio of the Value of the Trust Estate to the Value of the Senior Notes and the Subordinate Notes then Outstanding exceeds 101.5% and the ratio of the Value of the Trust Estate to the Value of the Senior Notes then Outstanding exceeds 104%, or such other percentages that satisfy the Rating Agency Condition, the Indenture Trustee shall redeem Class B Notes while Class A Notes remain Outstanding until the Value of the Trust Estate to the Value of the Notes equals the percentages described in this sentence after giving effect to the redemption of Class B Notes. The Indenture Trustee may conclusively rely upon such certification without duty to know, determine or further examine such Issuer Order.

        Section 4.03. Amendment to Section 3.01 of the Series 2003-1 Supplemental Indenture.    Section 3.01 of the Series 2003-1 Supplemental Indenture is hereby amended in its entirety to read as follows:

            Section 3.01. Acquisition Fund.    The Indenture Trustee is hereby directed to establish an Account within the Acquisition Fund to be known as the "2003-1 Acquisition Account." The Indenture Trustee shall deposit the proceeds described in Section 2.05(a) hereof to the 2003-1 Acquisition Account on the Closing Date. Moneys in the 2003-1 Acquisition Account shall be used as described in Section 5.02 of the Indenture. On October 1, 2003, any proceeds of the Series 2003-1 Notes remaining in the 2003-1 Acquisition Account shall be transferred to the Redemption Account and the 2003-1 Acquisition Account shall be closed.

            The Indenture Trustee is hereby directed to establish an Account within the Acquisition Fund to be known as the "Redemption Account." All Recoveries of Principal deposited to the Acquisition Fund shall be transferred to the Redemption Account. In addition, any amounts permitted to be transferred to the Redemption Account from the Revenue Fund pursuant to Section 5.03(c) of the Indenture shall be deposited to the Redemption Account. Moneys in the Redemption Account shall be used (i) first, to make the next scheduled Principal Reduction Payments on Notes pursuant to the provisions of the Supplemental Indentures authorizing such Notes (or to retain therein an amount sufficient to make such next Principal Reduction Payments), second, to mandatorily redeem the Notes pursuant to the provisions of the Supplemental Indentures authorizing such Notes and, third, to make additional Principal Reduction Payments on Notes pursuant to the provisions of the Supplemental Indentures authorizing such Notes or (ii) as otherwise directed in a Supplemental Indenture.

        Section 4.04. Amendment to Section 3.02 of the Series 2003-1 Supplemental Indenture.    Section 3.02 of the Series 2003-1 Supplemental Indenture is hereby amended in its entirety to read as follows:

            Section 3.02. Capitalized Interest Account.    The Indenture Trustee is hereby directed to establish an Account within the Revenue Fund to be known as the "Capitalized Interest Account." The Indenture Trustee shall deposit the proceeds described in Section 2.05(b) hereof to the Capitalized Interest Account on the Closing Date. On any date prior to January 1, 2007 moneys on deposit in the Capitalized Interest Account shall be transferred to the Revenue Fund by the Indenture Trustee as needed to make the transfers described in Sections 5.03(b)(i), (iii) and (v) of the Indenture. On January 1, 2007, any moneys remaining in the Capitalized Interest Account shall be transferred to the Redemption Account or as otherwise directed in a Supplemental Indenture, and the Capitalized Interest Account shall be closed.

ARTICLE V

AMENDMENTS TO THE INDENTURE

        Section 5.01. Amendment to the Definition of "Program Expenses" in Section 1.01 of the Indenture.    The definition of "Program Expenses" in Section 1.01 of the Indenture is hereby amended by the removal of the term "taxes," in clause (k) thereof.

        Section 5.02. Amendment to the Definition of "Subservicing Agreement" in Section 1.01 of the Indenture.    The definition of "Subservicing Agreement" in Section 1.01 of the Indenture is hereby amended in its entirety to read as follows:

          "Subservicing Agreement" means (a) the Student Loan Origination and Servicing Agreement, dated as of January 28, 2003, as supplemented and amended from time to time, between the Servicer and Great Lakes Educational Loan Services, Inc., (b) the Servicing Agreement, dated as of April 1, 2003, between the Servicer and GMAC Commercial Holding Capital Corp.; and (c) any other subservicing agreement entered into from time to time between the Servicer and a Subservicer approved by the Rating Agency as evidenced by a Rating Confirmation.

        Section 5.03. Amendment to the Definition of "Value" in Section 1.01 of the Indenture.    The definition of "Value" in Section 1.01 of the Indenture is hereby amended by the addition of the following paragraph at the end thereof:

          The "Value" of a Note shall be the principal balance thereof plus accrued interest.

        Section 5.04. Amendment to Section 3.02(a) of the Indenture.    Section 3.02 of the Indenture is hereby amended in its entirety to read as follows:

            (a)   The Issuer shall not commingle the Funds established by this Indenture and any Supplemental Indenture with funds, proceeds, or investment of funds relating to other issues heretofore or hereafter issued.

        Section 5.05. Amendment to Section 3.03 of the Indenture.    Section 3.03 of the Indenture is hereby amended by the addition of the following sentence at the end thereof:

          The Issuer shall verify each Issuer Derivative Payment and Counterparty Derivative Payment made pursuant to a Derivative Product.

        Section 5.06. Amendment to Section 4.05 of the Indenture.    Section 4.05 of the Indenture is hereby amended by the addition of the following sentence at the end thereof:

          The Issuer shall verify that each Subservicing Agreement complies with the terms and provisions of this Indenture.

        Section 5.07. Amendment to Section 4.13(c)(ii) of the Indenture.    Section 4.13(c)(ii) of the Indenture is hereby amended by the addition of the following sentence at the end thereof:

          Each schedule of Financed Student Loans to the Loan Sale Agreements has been prepared by the Subservicer servicing such Financed Student Loans.

        Section 5.08. Amendment to Section 4.22(b) of the Indenture.    Subsection (b) of Section 4.22 of the Indenture is hereby amended by the addition of the following sentence at the end thereof:

          The Indenture Trustee shall immediately notify the Issuer and the Rating Agencies if it has not received such Opinion of Counsel, and shall notify the Rating Agencies and the Noteholders if such Opinion of Counsel indicates that lien and security interest created by this Indenture has not been maintained.

        Section 5.09. Amendment to Section 5.03 of the Indenture.    Section 5.03 of the Indenture is hereby amended by the addition of the following subsection (c) at the end thereof:

            (c)   On the 10th Business Day of each month, the Administrator shall determine the amount of Excess Revenues on deposit in the Revenue Fund and shall report such amount to the Issuer and the Indenture Trustee. "Excess Revenues" shall be the amount of Revenues on deposit in the Revenue Fund which exceeds (i) the transfers expected to be made from the Revenue Fund through the 10th Business Day of the succeeding month and (ii) interest on the Notes and the amount of any Issuer Derivative Payments which are expected to accrue through the 10th Business Day of the succeeding month if not paid during such period. On the 10th Business Day of each month in which the Value of the Trust Estate is less than (I) 101.5% of the Value of the Notes (excluding the Residual Notes) then Outstanding or (II) 104% of the Value of the Senior Notes then Outstanding (or such other ratios as specified by the Issuer in a notice to the Indenture Trustee accompanied by a Rating Agency Confirmation) as certified by the Issuer, the Issuer shall instruct the Indenture Trustee in an Issuer Order, upon which Issuer Order the Indenture Trustee may conclusively rely, to transfer any moneys on deposit in the Revenue Fund which are deemed Excess Revenues to the Redemption Account of the Acquisition Fund to make Principal Reduction Payments or to redeem Notes pursuant to the Supplemental Indentures authorizing the issuance of such Notes, until such percentages are reached. In addition, on any Payment Date on which the aggregate current principal balance of all the Notes issued under this Indenture is less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under this Indenture on their respective Closing Date, the Issuer may, by Issuer Order, instruct the Indenture Trustee to deposit or cause to be deposited in or transferred to the Redemption Account of the Acquisition Fund (from the Revenue Fund) an amount sufficient to redeem all of the Notes, less amounts on deposit in the Reserve Fund. On such redemption date the Indenture Trustee shall transfer amounts in the Reserve Fund to the Redemption Account of the Acquisition Fund and effect the redemption of all the Notes.

        Section 5.10. Amendment to Section 5.06 of the Indenture.    The first paragraph of Section 5.06 of the Indenture is hereby amended in its entirely to read as follows:

          Transfers from the Revenue Fund to the Issuer may be made in accordance with Section 5.03(b)(xii) hereof; provided, however, that no transfer of assets to the Issuer (other than pursuant to the Operating Fund as otherwise permitted in Section 5.05 hereof) shall be made if there is not on deposit in the Reserve Fund an amount equal to at least the Reserve Fund Requirement; and further provided, that no transfer shall be made to the Issuer unless the Administrator shall have certified to the Indenture Trustee, upon which the Indenture Trustee may conclusively rely, that immediately after taking into account any such transfer, the Value of the Trust Estate exceeds 101.5% of the Value of the Notes Outstanding (excluding the Residual Notes)

  and 104% of the Value of the Senior Notes Outstanding; provided, however, that no such transfers may be made to the Issuer if aggregate current principal balance of all the Notes issued under the Indenture is less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under the Indenture on their respective Closing Date and the Issuer has not exercised its rights to optionally redeem all of the Notes subject to optional redemption at such time.

        Section 5.11. Amendment to Section 5.07 of the Indenture.    Section 5.07 of the Indenture is hereby amended by the addition of the following sentence at the end thereof:

          The Indenture Trustee shall not commingle the Funds established by this Indenture with other funds, proceeds, or investment of funds held by the Indenture Trustee.

        Section 5.12. Amendment to Section 12.04(p) of the Indenture.    Paragraph (p) of Section 12.04 of the Indenture is hereby amended in its entirety to read as follows:

            (p)   the Value of the Trust Estate, the Outstanding principal amount of the Notes, the ratio of the Value of the Trust Estate to the Value of the Notes Outstanding (excluding the Residual Notes) and the ratio of the Value of the Trust Estate to the Value of the Senior Notes Outstanding, each as of the close of business on the last day of the preceding month; and

ARTICLE VI

GENERAL PROVISIONS

        Section 6.01. Date of Execution.    This Supplemental Indenture for convenience and for the purpose of reference is dated as of September 1, 2003.

        Section 6.02. Laws Governing.    It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State of Colorado.

        Section 6.03. Severability.    If any covenant, agreement, waiver or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

        Section 6.04. Exhibits and Appendices.    The terms of each Exhibit and Appendix attached to this Supplemental Indenture are incorporated herein in all particulars.

        Section 6.05. Limitation of Liability of the Delaware Trustee.    It is expressly understood and agreed by the parties hereto that (a) this Supplemental Indenture is executed and delivered by the Delaware Trustee, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement; (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Issuer; and (c) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplemental Indenture.

ARTICLE VII

APPLICABILITY OF INDENTURE

        The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplemental Indenture to be executed by their respective Authorized Officers, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Indenture Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

GMAC EDUCATION LOAN FUNDING TRUST-I
By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee
By	/s/ Roseline K. Maney Name Roseline K. Maney Title Vice President
ZIONS FIRST NATIONAL BANK, not in its individual capacity but solely as Indenture Trustee
By	/s/ David W. Bata David W. Bata, Vice President

[Signature Page to Series 2003-2 Supplemental Indenture of Trust]

APPENDIX A

CERTAIN TERMS AND PROVISIONS OF
THE AUCTION RATE SECURITIES

ARTICLE I

DEFINITIONS

        Except as provided below in this Section, all terms which are defined in the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

        "All Hold Rate" means the Applicable LIBOR Rate less .20%; provided, that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Rate.

        "Applicable LIBOR Rate" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

        "Auction" means the implementation of the Auction Procedures on an Auction Date.

        "Auction Agent" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" means the Substitute Auction Agent.

        "Auction Agent Agreement" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" means such Substitute Auction Agent Agreement.

        "Auction Agent Fee" has the meaning set forth in the Auction Agent Agreement.

        "Auction Date" means, initially, October 27, 2003 with respect to the Class A-4AR Notes, as set forth in an Issuer Order with respect to the Class A-5AR Notes, and October 27, 2003 with respect to the Class B Notes, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Class, other than:

          (a)   each Auction Period commencing after the ownership of the applicable Auction Rate Securities is no longer maintained in Book-entry Form by the Securities Depository;

          (b)   each Auction Period commencing after and during the continuance of a Payment Default; or

          (c)   each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

        Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

        "Auction Note Interest Rate" means the variable rate of interest per annum borne by Auction Rate Securities for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 of this Appendix A; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided, further, however that such Auction Note Interest Rate shall in no event exceed the lesser of the Net Loan Rate and the Maximum Rate.

        "Auction Period" means the Interest Period applicable to the Auction Rate Securities during which time the Interest Rate is determined pursuant to Section 2.02(a) of this Appendix A, which Auction Period (after the Initial Period for such Class) initially shall consist generally of 28 days for the Auction Rate Securities, as the same may be adjusted pursuant to Sections 2.01 and 2.02(g) of this Appendix A.

        "Auction Period Adjustment" means an adjustment to the Auction Period as provided in Section 2.02(g) of this Appendix A.

        "Auction Procedures" means the procedures set forth in Section 2.02(a) of this Appendix A by which the Auction Rate is determined.

        "Auction Rate" means the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in Section 2.02(a)(iii)(B) of this Appendix A.

        "Auction Rate Securities" means, collectively, the Class A-4AR Notes, the Class A-5AR Notes and the Class B Notes.

        "Authorized Denominations" means $50,000 and any integral multiple thereof.

        "Available Auction Rate Securities" has the meaning set forth in Section 2.02(a)(iii)(A)(1) of this Appendix A.

        "Bid" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "Bid Auction Rate" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "Bidder" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "Bond Equivalent Yield" means with respect to any security with a maturity of six months or less the rate for which is quoted in The Wall Street Journal on a bank discount basis, a yield (expressed as a percentage) calculated in accordance with the following formula and rounded up to the nearest one-hundredth of one percent:

Bond Equivalent Yield =	Q × N 360 - (T × Q)	x 100

where "Q" refers to the per annum interest rate for the security quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366 (days), as the case may be, and "T" refers to the number of days to maturity.

        "Book-Entry Form" or "Book-Entry System" means a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry; (b) physical securities in registered form are issued only to a Securities Depository or its nominee as Noteholder, with the securities "immobilized" to the custody of the Securities Depository; and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

        "Broker-Dealer" means, Citigroup Global Markets, Inc. with respect to the Class A-4AR Notes and the Class B Notes and William R. Hough & Co. with respect to the Class A-5AR Notes, or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant); (b) has been appointed as such by the Issuer pursuant to Section 2.02(f) of this Appendix A; and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

        "Broker-Dealer Agreements" means the agreements between the Auction Agent and the Broker-Dealers, and approved by the Issuer, pursuant to which the Broker-Dealers agree to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. The Broker-Dealer Agreements shall be in substantially the form of the Broker-Dealer Agreements, each dated as of September 1, 2003, among the Issuer, Deutsche Bank Trust Company Americas, as Auction Agent, and Citigroup Global Markets, Inc. and William R. Hough & Co., respectively.

        "Broker-Dealer Fee" has the meaning set forth in the Auction Agent Agreement.

        "Business Day" means any day other than a Saturday, Sunday, holiday or other day on which the New York Stock Exchange or banks located in New York, New York, or in the city in which the principal office of the Indenture Trustee or the Auction Agent is located, are authorized or permitted by law or executive order to close; provided that with respect to Auction Dates such term shall exclude April 14 and 15 and December 30 and 31 and such other dates as may be agreed to in writing by the Auction Agent, the Broker-Dealers and the Issuer.

        "Cap Rate" means, with respect to any Interest Period applicable to the Auction Rate Securities, the lesser of (a) the applicable Maximum Rate, and (b) the Net Loan Rate in effect for such Interest Period.

        "Carry-over Amount" means, for any Interest Period during which interest is calculated at the Net Loan Rate, the excess, if any, of (a) the amount of interest on an Auction Rate Security that would have accrued with respect to the related Interest Period at the lesser of (i) the applicable Auction Rate; and (ii) the Maximum Rate; over (b) the amount of interest on such Auction Rate Security actually accrued with respect to such Auction Rate Security with respect to such Interest Period based on the Net Loan Rate, together with the unreduced portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in the Supplemental Indenture and in this Appendix A and the Auction Rate Securities shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

        "Commercial Paper Rate (90-day)" means the rate determined at the end of each calendar quarter using the daily average of that quarter's bond equivalent 3-Month Financial Commercial Paper rates. The daily bond equivalent rates are calculated from the Three-Month Financial Commercial Paper discount rates published in the Federal Reserve's H.15 report. On weekends, holidays and any other day when no H.15 rates are available, the rate from the most recent published date is used.

        "Effective Interest Rate" means, with respect to any Financed Student Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Student Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives, (a) less all accrued rebate fees on such Financed Student Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum; and (b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Student Loan during such calendar quarter expressed as a percentage per annum.

        "Eligible Carry-Over Make-Up Amount" means, with respect to each Interest Period relating to the Auction Rate Securities as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Securities in respect to such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods; and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

        "Existing Owner" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction; and (b) with respect to and for the purpose of dealing with the Broker-Dealers in connection with an Auction, a Person who is a beneficial owner of Auction Rate Securities.

        "Existing Owner Registry" means the registry of Persons who are owners of the Auction Rate Securities, maintained by the Auction Agent as provided in the Auction Agent Agreement.

        "Hold Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "Initial Auction Agent" means Deutsche Bank Trust Company Americas, its successors and assigns.

        "Initial Auction Agent Agreement" means the Auction Agent Agreement dated as of September 1, 2003, by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

        "Initial Period" means, as to Auction Rate Securities, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Securities.

        "Initial Rate" means, with respect to the Class A-4AR, 1.122%; with respect to the Class B Notes, 1.200%; and, with respect to the Class A-5AR Notes, as provided in an Issuer Order on the Closing Date for the Class A-5AR Notes.

        "Initial Rate Adjustment Date" means, with respect to the Class A-4AR Notes, October 28, 2003; with respect to the Class B Notes, October 28, 2003; and, with respect to the Class A-5AR Notes, as provided in an Issuer Order on the Closing Date for the Class A-5AR Notes.

        "Interest Period" means, with respect to the Auction Rate Securities, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Class and ending on the day before (a) the next Interest Rate Adjustment Date for such Class; or (b) the Stated Maturity of such Class, as applicable.

        "Interest Rate Adjustment Date" means the Business Day immediately following the Auction Date, such day being the date on which an Auction Note Interest Rate is effective, and shall mean, with respect to the Auction Rate Securities, the date of commencement of each Auction Period.

        "Interest Rate Determination Date" means, with respect to the Auction Rate Securities, the Auction Date, or if no Auction Date is applicable to such Class, the Business Day immediately preceding the date of commencement of an Auction Period.

        "Maximum Rate" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by Moody's, S&P and Fitch to the Auction Rate Securities are "Aaa," "AAA" and "AAA," respectively, or better); (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Moody's, S&P and Fitch to the Auction Rate Securities is less than "Aaa," "AAA" and "AAA," respectively, and greater than or equal to "A3," "A-" and "A-," respectively); or (iii) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by Moody's, S&P and Fitch to the Auction Rate Securities is less than "A3," "A-" and "A-" respectively); (b) 16%; and (c) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Securities. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

        "Net Loan Rate" means, respect to any Interest Period applicable to the Auction Rate Securities, the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (a) the weighted average Effective Interest Rate of the Financed Student Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Issuer on the last day of such calendar quarter, less (b) the sum of (i) Realized Losses with respect to the Financed Eligible Loans for the most recently completed calendar quarter and (ii) the Program Expense Percentage on the Financial Student Loans, as determined by the Issuer on the last day of each calendar year. In making the determinations in (a) and (b) of this definition of "Net Loan Rate," the Issuer shall take into account as an increase to such Net Loan Rate the receipt of any Reciprocal Payment and as a decrease to any Issuer Derivative Payment. The determinations made by the Issuer in (a) and (b) of this definition of "Net Loan Rate" shall be given in writing to the Auction Agent, the Indenture Trustee and the Broker-Dealers immediately upon their respective calculation dates. The Issuer shall have no obligation to compute any component of the Net Loan Rate except on an applicable Auction Date on which the Auction Rate is equal to the Maximum Rate.

        "Non-Payment Rate" means One-Month LIBOR plus 1.50%.

        "One-Month LIBOR," "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," means the offered rate, as determined by the Auction Agent or Indenture Trustee, as applicable, of the Applicable LIBOR Based Rate for United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates) as of approximately 11:00 a.m., London time, on the Interest Rate Determination Date; provided, that if on any calculation date, no rate appears on Telerate Page 3750 as specified above, the Auction Agent or Indenture Trustee, as applicable, shall determine the arithmetic mean of the offered quotations of four major banks in the London interbank market, for deposits in United States dollars for the respective periods specified above to the banks in the London interbank market as of approximately 11:00 a.m., London time, on such calculation date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market and at such time, unless fewer than two such quotations are provided, in which case, the Applicable LIBOR Based Rate shall be the arithmetic mean of the offered quotations that leading banks in New York City selected by the Auction Agent or Indenture Trustee, as applicable, are quoting on the relevant Interest Rate Determination Date for loans in United States dollars to leading European banks in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of one percent.

        "Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "Payment Date" means (a) so long as Auction Rate Securities bear interest at an Auction Note Interest Rate for an Interest Period of not greater than 90 days, the Business Day immediately following the expiration of the Initial Period for such Auction Rate Securities, and each related Auction Period thereafter; and (b) if and for so long as Auction Rate Securities bear interest at an Auction Note Interest Rate for an Interest Period of greater than 90 days, the first Business Day occurring in each February, May, August and November for such Auction Rate Securities.

        "Payment Default" means, with respect to the Auction Rate Securities, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Securities, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Securities at their maturity.

        "Potential Owner" means any Person (including an Existing Owner that is (a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Securities (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Securities).

        "Program Expense Percentage" means, the percentage that all Program Expenses (other than Consolidation Loan rebate fees) estimated for the next 12 months represent of the principal amount of the Notes, which as of September 30, 2003 is 0.50%, and which the Issuer shall calculate annually on the last day of each calendar year and provide to the Indenture Trustee, the Auction Agent and the Broker-Dealers in the form of an Issuer Order. Any adjustment in the Program Expense Percentage shall be certified to the Indenture Trustee in an Issuer Order and shall be effective beginning on the first Interest Rate Determination Date following each such calculation.

        "PSA" means the Public Securities Association, its successors and assigns.

        "Regular Record Date" means the Business Day next preceding the applicable Payment Date.

        "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

        "Sell Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

        "Submission Deadline" means 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which the Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        "Submitted Bid" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "Submitted Hold Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "Submitted Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "Submitted Sell Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "Substitute Auction Agent" means the Person with whom the Issuer and the Indenture Trustee enter into a Substitute Auction Agent Agreement.

        "Substitute Auction Agent Agreement" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

        "Sufficient Bids" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

        "Variable Rate" means the variable rate of interest per annum, including the Initial Rate, borne by each Class of Auction Rate Securities during the Initial Period for such Class, and each Interest Period thereafter as such rate of interest is determined in accordance with the provisions of Article II of this Appendix A.

ARTICLE II

TERMS AND ISSUANCE

        Section 2.01.    Auction Rate and Carry-Over Amounts.    During the Initial Period, each Class of Auction Rate Securities shall bear interest at the Initial Rate for such Class. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Securities shall bear interest at an Auction Note Interest Rate based on a 28-day Auction Period for the Auction Rate Securities, as determined pursuant to this Section 2.01 and Section 2.02 of this Appendix A.

        For the Auction Rate Securities during the Initial Period and each Auction Period thereafter, interest at the applicable Auction Rate Securities Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days and rounding the resultant figure to the fifth decimal place.

        The Auction Note Interest Rate to be borne by the Auction Rate Securities after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Unless otherwise specified in an Issuer Order, each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include the (i) Monday (unless such day is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day) of the following fourth week in the case of the Class A-4AR Notes, (ii) Monday (unless such day is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day) of the following fourth week in the case of the Class B Notes and (iii) as provided in an Issuer Order delivered on the Closing Date for the Class A-5AR Notes in the case of the Class A-5AR Notes (unless such day is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day); provided, however, that in the case of the Auction Period that immediately follows the Initial Period for the Auction Rate Securities, such Auction Period shall commence on the Initial Rate Adjustment Date. By way of example, if an Interest Period ordinarily would end on a Monday, but the following Tuesday is not a Business Day, the Interest Period will end on that Tuesday and the new Interest Period will begin on Wednesday. The Auction Note Interest Rate of the Auction Rate Securities for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) of this Appendix A.

        Notwithstanding the foregoing, unless otherwise specified in an Issuer Order, if an Auction is scheduled to occur for the next Auction Period on a date that was reasonably expected to be a Business Day, but such Auction does not occur because such date is later not considered to be a Business Day, the Auction shall nevertheless be deemed to have occurred, and the applicable Auction Note Interest Rate in effect for the next Auction Period will be the Auction Note Interest Rate in effect for the preceding Auction Period and such Auction Period will generally be 28 days in duration, beginning on the calendar day following the date of the deemed Auction and ending on (and including) the applicable (i) Monday (unless such day is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day) of the following fourth week in the case of the Class A-4AR Notes, (ii) Monday (unless such day is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day) of the following fourth week in the case of the Class B-2 Notes, and (iii) on the day of the week designated in an Issuer Order delivered on the Closing Date for the Class A-5AR Notes in the case of the Class A-5AR Notes (unless such day is not followed by a Business Day, in which case on the next succeeding day that is followed by a Business Day). If the preceding Auction Period was other than generally 28 days in duration, the Auction Note Interest Rate for the deemed Auction will instead be the rate of interest determined by the applicable Broker-Dealer on equivalently rated auction securities with a comparable length of auction period.

        Notwithstanding the foregoing:

          (a)   if the ownership of an Auction Rate Security is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Securities for any Interest Period commencing after the delivery of certificates representing Auction Rate Securities pursuant to this Supplemental Indenture shall equal the Cap Rate; or

          (b)   if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Securities for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

        In accordance with Section 2.02(a)(iii)(B) and (C) of this Appendix A, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Rate when such rate is not the Auction Note Interest Rate, applicable to the Auction Rate Securities. The Indenture Trustee shall, upon request, notify the Noteholders and the Issuer of Auction Rate Securities of the applicable Auction Note Interest Rate applicable to such Auction Rate Securities for each Auction Period not later than the third Business Day of such Auction Period. Notwithstanding any other provision of the Auction Rate Securities or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Securities for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Rate in effect for such Auction Period.

        If the Auction Rate for the Auction Rate Securities is greater than the Net Loan Rate, and the Net Loan Rate is less than the applicable Maximum Rate, the Issuer shall determine the Carry-over Amount, if any, with respect to such Auction Rate Securities for such interest period.

        Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Indenture Trustee has received notice of One-Month LIBOR from the Auction Agent, and if the Indenture Trustee shall not have received such notice from the Auction Agent, then as determined by the Indenture Trustee) from the Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Supplemental Indenture and this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Security by the Indenture Trustee during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Indenture Trustee, the Indenture Trustee shall give written notice to each Noteholder the Auction Agent and the Issuer of the Carry-over Amount applicable to each Auction Rate Security, which written notice may accompany the payment of interest made to the Noteholder on such Payment Date. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Security has been redeemed (other than by optional redemption), after which redemption all accrued Carry-over Amounts (and all accrued interest thereon) that remain unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to any redeemed Auction Rate Security, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Indenture Trustee on an Auction Rate Security on the earliest of (i) the date of defeasance of the Auction Rate Securities; or (ii) the first occurring Payment Date (or on the date of any optional redemption) if and to the extent that (A) the Eligible Carry-over Make-Up Amount with respect to such subsequent Interest Period is greater than zero; and (B) moneys are available pursuant to the terms of the Indenture in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon); and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

        The Carry-over Amount (and interest accrued thereon) for Auction Rate Securities shall be paid by the Indenture Trustee on Outstanding Auction Rate Securities on the earliest of (a) the date of defeasance of any of the Auction Rate Securities; or (b) the first occurring Payment Date if and to the extent that (i) the Eligible Carry-over Make-Up Amount with respect to such Interest Period is greater than zero; and (ii) on such Payment Date there are sufficient moneys in the Revenue Fund to pay all interest due on the Auction Rate Securities on such Payment Date, to redeem any Auction Rate Securities required to be redeemed on such Payment Date in accordance with the Indenture and to fund amounts required to be added to the Reserve Fund on such Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Security which is due and payable on a Payment Date, which Auction Rate Security is to be redeemed (other than by optional redemption) on said Payment Date, shall be paid to the Noteholder thereof on said Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) which is not yet due and payable on said Payment Date shall be cancelled with respect to said Auction Rate Security that is to be redeemed (other than by optional redemption) on said Payment Date and shall not be paid on any succeeding Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the earliest of (A) the date of defeasance of any of the Auction Rate Securities; or (B) the next occurring Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Payment Date on which the Indenture Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Securities, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholder of such Auction Rate Security receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Security.

        The Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for Auction Rate Securities shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph, and the Indenture Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Fund from which, it pays interest on the Auction Rate Securities on a Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-over Make-up Amount.

        In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Securities, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Securities shall be the applicable Cap Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Cap Rate, the Cap Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions of this Appendix A and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

        In the event the Indenture Trustee may be required to make any calculation in accordance with this Section, the Indenture Trustee may hire such calculation agents, experts, consultants or agents as it deems necessary.

  Section 2.02    Auction Rate.

          (a)    Determining the Auction Rate.    By purchasing Auction Rate Securities, whether in an Auction or otherwise, each purchaser of the Auction Rate Securities, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Auction Rate Securities maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership; and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

          So long as the ownership of Auction Rate Securities is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Securities only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Securities through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

            (i)

              (A)  Prior to the Submission Deadline on each Auction Date;

                (1)   each Existing Owner of Auction Rate Securities may submit to a Broker-Dealer by telephone or otherwise any information as to:

                  a.     the principal amount of Outstanding Auction Rate Securities, if any, owned by such Existing Owner which such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                  b.     the principal amount of Outstanding Auction Rate Securities, if any, which such Existing Owner offers to sell if the Auction Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                  c.     the principal amount of Outstanding Auction Rate Securities, if any, owned by such Existing Owner which such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period; and

                (2)   one or more Broker-Dealers may contact Potential Owners to determine the principal amount of Auction Rate Securities which each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

              The statement of an Existing Owner or a Potential Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause (1)a. is herein referred to as a "Hold Order"; an Order described in clauses (1)b. and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c. is herein referred to as a "Sell Order."

              (B)

                (1) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                  a.     the principal amount of Outstanding Auction Rate Securities specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein;

                  b.     such principal amount, or a lesser principal amount of Outstanding Auction Rate Securities to be determined as set forth in Section 2.02(a)(iv)(A)(4) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

                  c.     such principal amount, or a lesser principal amount of Outstanding Auction Rate Securities to be determined as set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if the rate specified therein shall be higher than the applicable Maximum Rate and Sufficient Bids have not been made.

                (2)   Subject to the provisions of Section 2.02(a)(ii) of this Appendix a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                  a.     the principal amount of Outstanding Auction Rate Securities specified in such Sell Order; or

                  b.     such principal amount, or a lesser principal amount of Outstanding Auction Rate Securities set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if Sufficient Bids have not been made.

                (3)   Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                  a.     the principal amount of Outstanding Auction Rate Securities specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be higher than the rate specified in such Bid; or

                  b.     such principal amount, or a lesser principal amount of Outstanding Auction Rate Securities set forth in Section 2.02(a)(iv)(A)(5) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

            (ii)

              (A)  Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                (1)   the name of the Bidder placing such Order;

                (2)   the aggregate principal amount of Auction Rate Securities that are the subject of such Order;

                (3)   to the extent that such Bidder is an Existing Owner:

                  a.     the principal amount of Auction Rate Securities, if any, subject to any Hold Order placed by such Existing Owner;

                  b.     the principal amount of Auction Rate Securities, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                  c.     the principal amount of Auction Rate Securities, if any, subject to any Sell Order placed by such Existing Owner; and

                (4)   to the extent such Bidder is a Potential Owner, the rate specified in such Potential Owner's Bid.

              (B)  If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher .001%.

              (C)  If an Order or Orders covering all Outstanding Auction Rate Securities owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

              (D)  Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

              (E)  If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                (1)   All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Auction Rate Securities owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Securities subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Securities owned by such Existing Owner, the aggregate principal amount of Auction Rate Securities subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Securities subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Securities owned by such Existing Owner.

                (2)

                  a.     Any Bid shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner over the aggregate principal amount of Auction Rate Securities subject to any Hold Order referred to in clause (A) of this paragraph (ii);

                  b.     subject to subclause (1) of this clause (E), if more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Securities subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                  c.     subject to subclauses (1) and (2) of this clause (E), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                  d.     in any such event, the amount of Outstanding Auction Rate Securities, if any, subject to Bids not valid under this clause (E) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                (3)   All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner over the aggregate principal amount of Auction Rate Securities subject to Hold Orders referred to in clause (1) of this paragraph (v) and valid Bids referred to in clause (2) of this paragraph (E).

              (F)  If more than one Bid for Auction Rate Securities is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

              (G)  An Existing Owner that offers to purchase additional Auction Rate Securities is, for purposes of such offer, treated as a Potential Owner.

              (H)  Any Bid or Sell Order submitted by an Existing Owner covering an aggregate principal amount of Auction Rate Securities not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Securities not equal to an Authorized Denomination shall be rejected.

              (I)   Any Bid specifying a rate higher than the applicable Maximum Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

              (J)   Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

            (iii)

              (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                (1)   the excess of the total principal amount of Outstanding Auction Rate Securities over the sum of the aggregate principal amount of Outstanding Auction Rate Securities subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Securities"), and

                (2)   from the Submitted Orders whether:

                  a.     the aggregate principal amount of Outstanding Auction Rate Securities subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Rate;

          exceeds or is equal to the sum of:

                  b.     the aggregate principal amount of Outstanding Auction Rate Securities subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Rate; and

                  c.     the aggregate principal amount of Outstanding Auction Rate Securities subject to Submitted Sell Orders;

                (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Securities are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                (3)   if Sufficient Bids exist, the Bid Auction Rate, which shall be the lowest rate specified in such Submitted Bids such that if:

                  a.     (x) each Submitted Bid from Existing Owners specifying such lowest rate; and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Securities subject to such Submitted Bids; and

                  b.     (x) each such Submitted Bid from Potential Owners specifying such lowest rate; and (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

      the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Securities which, when added to the aggregate principal amount of Outstanding Auction Rate Securities to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Securities.

              (B)  Promptly after the Auction Agent has made the determinations pursuant to Section 2.02(a)(iii)(A) of this Appendix A, the Auction Agent shall advise the Indenture Trustee, the Broker-Dealers and the Issuer of the Maximum Rate and the All Hold Rate and the components thereof on the Auction Date. The Indenture Trustee may conclusively rely on the Auction Agent with respect to receipt or non-receipt of such rates described above without duty to know, determine or further examine. Based on such determinations, the Auction Rate for the next succeeding Interest Period will be established as follows:

                (1)   if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                (2)   if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Securities are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Rate; or

                (3)   if all Outstanding Auction Rate Securities are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

              (C)  Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Auction Note Interest Rate, which rate shall be the least of (x) the Auction Rate, (y) the Net Loan Rate and (z) the applicable Maximum Rate.

            (iv)  Existing Owners shall continue to own the principal amount of Auction Rate Securities that are subject to Submitted Hold Orders. If the Cap Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

            If the Net Loan Rate is less than the Auction Rate, the Net Loan Rate will be the Auction Note Interest Rate unless the Auction Rate and the Net Loan Rate are both greater than the applicable Maximum Rate, in which event the Auction Note Interest Rate shall be equal to the Maximum Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Securities are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the lesser of the Net Loan Rate and the applicable Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

              (A)  If Sufficient Bids have been made and the Maximum Rate is equal to or greater than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Bid

      Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                (1)   Existing Owners' Submitted Bids specifying any rate that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Securities subject to such Submitted Bids;

                (2)   Existing Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Securities subject to such Submitted Bids;

                (3)   Potential Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be accepted;

                (4)   Each Existing Owners' Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Securities subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Securities subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Securities (the "remaining principal amount") equal to the excess of the Available Auction Rate Securities over the aggregate principal amount of Auction Rate Securities subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(A), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Securities subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Securities obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Securities subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A; and

                (5)   Each Potential Owner's Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Securities obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Securities over the aggregate principal amount of Auction Rate Securities subject to Submitted Bids described in clauses (2), (3) and (4) of this Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Securities subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Securities subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A.

              (B)  If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Securities are subject to submitted Hold Orders), or if the Maximum Rate is less than the Bid Auction Rate (in which case the Auction Note

      Interest Rate shall be the Maximum Rate), subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                (1)   Existing Owners' Submitted Bids specifying any rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Securities subject to such Submitted Bids;

                (2)   Potential Owners' Submitted Bids specifying (x) any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                (3)   each Existing Owner's Submitted Bid specifying any rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Securities subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Securities obtained by multiplying the aggregate principal amount of Auction Rate Securities subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Securities owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Securities subject to all such Submitted Bids and Submitted Sell Orders.

              (C)  If all Auction Rate Securities are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

              (D)  If, as a result of the procedures described in paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a principal amount of Auction Rate Securities that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Securities to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Securities purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

              (E)  If, as a result of the procedures described in paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Securities, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Securities for purchase among Potential Owners so that only Auction Rate Securities in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Securities.

            (v)   Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Securities to be purchased and the aggregate principal amount of Auction Rate Securities to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate

    Securities to be sold differs from such aggregate principal amount of Auction Rate Securities to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Securities.

            (vi)  Any calculation by the Auction Agent or the Indenture Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Rate, the All Hold Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties. In the event the Indenture Trustee may be required to make any calculation in accordance with the provisions of this Section 2.02(a)(vi) the Indenture Trustee may hire such calculation agents, experts, consultants or agents as it deems necessary.

            (vii) Notwithstanding anything in this Appendix A to the contrary, (A) no Auction for the Auction Rate Securities for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Revenue Fund to pay, or otherwise held by the Indenture Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Securities on the Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Indenture Trustee shall promptly notify the Auction Agent of any such occurrence.

          (b)    Application of Interest Payments for the Auction Rate Securities.

            (i)    The Indenture Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

            (ii)   The Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Operating Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement. Not later than 2:00 p.m., eastern time, on each Auction Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Operating Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Operating Fund.

          (c)    Calculation of Maximum Rate, All Hold Rate, Applicable LIBOR Rate, and Non-Payment Rate.    The Auction Agent shall calculate the Maximum Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, on each Auction Date and shall notify the Indenture Trustee and the Broker-Dealers of the Maximum Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Securities is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the Maximum Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. If the ownership of the Auction Rate Securities is no longer maintained in Book-entry Form by the Securities Depository, the Indenture Trustee shall calculate the Maximum Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Securities pursuant to the Indenture. If a Payment Default shall have occurred, the

  Indenture Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the Maximum Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the Maximum Rate, Applicable LIBOR Rate, and All Hold Rate. In the event the Indenture Trustee may be required to make any calculation in accordance with the provisions of this Section 2.02(c), the Indenture Trustee may hire such calculation agents, experts, consultants or agents as it deems necessary and shall be reimbursed by the Issuer for any costs or expenses associated with such hiring.

          (d)    Notification of Rates, Amounts and Payment Dates.

            (i)    By 12:00 p.m., eastern time, on the Business Day following each Regular Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Payment Date to the beneficial owners of Auction Rate Securities.

            (ii)   At least four days prior to any Payment Date, the Indenture Trustee shall:

              (A)  confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Securities is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) of this Appendix A;

              (B)  pursuant to Section 2.01 of this Appendix A, advise the Registered Owners of a Class of Auction Rate Securities of any Carry-over Amount accruing on such Auction Rate Securities; and

              (C)  advise the Securities Depository, so long as the ownership of the Auction Rate Securities is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Payment Date to the beneficial owners of each Class of the Auction Rate Securities.

            If any day scheduled to be a Payment Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Payment Date or the old Payment Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Securities is maintained in Book-entry Form by the Securities Depository.

          (e)    Auction Agent.

            (i)    Deutsche Bank Trust Company Americas is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee is hereby directed to enter into the Initial Auction Agent Agreement with Deutsche Bank Trust Company Americas, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee in writing and having a combined capital stock or surplus of at least $50,000,000; or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Indenture Trustee, each Broker-Dealer and the Issuer. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer of the Issuer or by the holders of a majority of the aggregate principal amount of the Auction Rate Securities then Outstanding, and if by such Noteholders, by an instrument signed by such Noteholders or their attorneys and filed with the Auction Agent, the Issuer and the Indenture Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Indenture Trustee, each Broker-Dealer and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

            (ii)   If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer of the Issuer, shall use its best efforts to appoint a Substitute Auction Agent.

            (iii)  The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

          (f)    Broker-Dealer.

            (i)    The Auction Agent will enter into Broker-Dealer Agreements with Citigroup Global Markets, Inc. and William R. Hough & Co. as the initial Broker-Dealers. An Authorized Officer may, from time to time, approve one or more additional persons to serve as a Broker-Dealer under the Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent.

            (ii)   Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

          (g)    Changes in Auction Period or Periods and Certain Percentages.

            (i)    While any of the Auction Rate Securities are Outstanding, the applicable Broker-Dealer, with the written consent of an Authorized Officer, may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Securities. The Broker-Dealer shall initiate the Auction Period Adjustment by giving written notice to the Indenture Trustee, the Administrator, the Auction Agent, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

            (ii)   Any such adjusted Auction Period shall not be less than seven days nor more than 270 days. Any adjusted Auction Period of more than 120 days may not be initiated without a Rating Confirmation.

            (iii)  An Auction Period Adjustment shall take effect only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, notice from the applicable Broker-Dealer in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate; and (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in clause (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in clause (A) above is met but the condition referred in clause (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

          In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.05(a) of the Auction Agent Agreement.

          (h)    Changes in the Auction Date.    The applicable Broker-Dealer, with the written consent of an Authorized Officer and, if applicable, upon receipt of the opinion of Note Counsel as required below, may specify a different Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Securities. The applicable Broker-Dealer shall deliver a written request for consent to such change in the length of the Auction Date to the Issuer at least 14 days prior to the effective date of such change. If the Issuer shall have delivered such written consent to the applicable Broker-Dealer, such Broker-Dealer shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Issuer, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto. Notwithstanding the foregoing, the applicable Broker-Dealer may, without consent from an Authorized Officer, an opinion of Note Counsel, request for consent or notice to the Indenture Trustee, the Auction Agent, the Issuer, any Rating Agency or the Securities Depository, (i) defer any Auction Date to the next succeeding Business Day, if the Auction Date would, without such deferral, not be a Business Day; and (ii) in such event, shorten the next succeeding Auction period by the number of days that the prior Auction Date was deferred.

          In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.05(b) of the Auction Agent Agreement.

        Section 2.03.    Additional Provisions Regarding the Interest Rates on the Auction Rate Securities.    The determination of a Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Noteholders of the Auction Rate Securities to which such Variable Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

        In no event shall the cumulative amount of interest paid or payable on the Auction Rate Securities (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Securities under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Securities or related documents) calculated from the Date of Closing of the Auction Rate Securities through any subsequent day during the term of the Auction Rate Securities or otherwise prior to payment in full of the Auction Rate Securities exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Securities or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Securities, or if the redemption or acceleration of the maturity of the Auction Rate Securities results in payment to or receipt by the Noteholder or any former Noteholder of the Auction Rate Securities of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Securities or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Securities shall be credited on the principal balance of the Auction Rate Securities (or, if the Auction Rate Securities have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Securities and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Securities and under the related documents.

APPENDIX B

TARGETED BALANCES FOR THE CLASS A-1L NOTES

Quarterly Distribution Date	Targeted Balance	Amount Targeted for Redemption	Quarterly Distribution Date	Targeted Balance	Amount Targeted for Redemption
11/25/2003	$99,551,000	$449,000	11/25/2006	$55,150,000	$4,740,000
2/25/2004	96,736,000	2,815,000	2/25/2007	49,379,000	5,771,000
5/25/2004	93,197,000	3,539,000	5/25/2007	43,871,000	5,508,000
8/25/2004	89,517,000	3,680,000	8/25/2007	38,381,000	5,490,000
11/25/2004	86,397,000	3,120,000	11/25/2007	33,006,000	5,375,000
2/25/2005	83,524,000	2,873,000	2/25/2008	27,710,000	5,296,000
5/25/2005	79,959,000	3,565,000	5/25/2008	21,991,000	5,719,000
8/25/2005	76,416,000	3,543,000	8/25/2008	16,791,000	5,200,000
11/25/2005	73,237,000	3,179,000	11/25/2008	11,484,000	5,307,000
2/25/2006	69,767,000	3,470,000	2/25/2009	6,036,000	5,448,000
5/25/2006	64,837,000	4,930,000	5/25/2009	497,000	5,539,000
8/25/2006	59,890,000	4,947,000	8/25/2009	0	497,000

EXHIBIT A-1

FORM OF SENIOR LIBOR FLOATING RATE SECURITIES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

        THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GMAC EDUCATION LOAN FUNDING TRUST-I
GMAC ELF STUDENT LOAN ASSET-BACKED NOTE
SENIOR CLASS A-1L
LIBOR FLOATING RATE

REGISTERED NO. A-	REGISTERED $

Maturity Date	Interest Rate	Original Issue Date	CUSIP
May 25, 2013	Variable	September 30, 2003	361851 AE 8
PRINCIPAL SUM:	AND 00/100 DOLLARS
NOTEHOLDER: CEDE & CO.

        GMAC EDUCATION LOAN FUNDING TRUST-I, a Delaware statutory trust organized under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture of Trust, dated as of March 1, 2003 (as amended, the "Indenture"), among the Issuer, Zions First National Bank, as Indenture Trustee (the "Indenture Trustee," which term includes any successor indenture trustee under the Indenture) and Zions First National Bank, as Eligible Lender Trustee, and the Series 2003-2 Supplemental Indenture of Trust dated as of September 1, 2003 (as amended, the "Series 2003-2 Supplemental Indenture"), between the Issuer and Indenture Trustee) for value received, hereby promises to pay to the Noteholder (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Corporate Trust Office of the Indenture Trustee, as paying agent, Indenture Trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at a LIBOR rate, as determined in the Series 2003-2 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed and rounding the resultant figure to the fifth decimal place.

        This note is one of a series of notes of the Issuer designated GMAC ELF Student Loan Asset-Backed Notes, Senior Class A-1L LIBOR Floating Rate, dated the Closing Date, in the aggregate original principal amount of $100,000,000 (the "Class A-1L Notes") which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture. The Issuer is, simultaneously with the Class A-1L Notes, issuing $92,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Senior Class A Notes in two other classes (together with the Class A-1L Notes, the "Class A Notes") and $8,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Subordinate Class B-2AR Auction Rate Securities in one class (the "Class B Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes and the Class B Notes as determined by the Issuer. The Issuer has previously issued $206,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Senior Class A Notes and $14,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Subordinate Class B Notes (collectively, the "Series 2003-1 Notes"). The Series 2003-1 Notes, the Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

        Mandatory Redemption.    This note is subject to mandatory redemption, all as described in the Indenture.

        Optional Redemption or Purchase.    The Issuer may redeem or purchase or cause to be purchased all of the Notes on any Payment Date on which the aggregate current principal balance of all the Notes shall be less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under the Indenture on the respective Closing Date, at a redemption or purchase price equal to the aggregate current principal balance of all the Notes, plus accrued interest on the Notes through the day preceding the Payment Date on which the redemption or purchase occurs.

        Notice of Redemption or Purchase.    Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Noteholders to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time.

        The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer

A-1-2

pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Notes.

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, and to all of the provisions of which any Noteholder of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Reciprocal Payor; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, the Delaware Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this note for transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the Corporate Trust Office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee. Except as otherwise permitted in the Indenture, this global note may be transferred in whole

A-1-3

but not in part only to the Securities Depository or a nominee thereof, as defined in the Indenture, or to a successor Securities Depository or its nominee.

        The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Noteholder hereof (a) on the record date for purposes of receiving timely payment of interest hereon; (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity; and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the holders of the Notes then Outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Payment Date, or rate of interest on any Outstanding Notes or affect the rights of the Noteholders of less than all of the Notes Outstanding.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this note, and the execution of said Indenture, have happened, exist and have been performed as so required.

A-1-4

        IN WITNESS WHEREOF, the Issuer has caused this note to be executed in its name and on its behalf by the Delaware Trustee, all as of the Original Issue Date.

GMAC EDUCATION LOAN FUNDING TRUST-I
By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee
By
Name
Title

A-1-5

CERTIFICATE OF AUTHENTICATION

        This note is one of the Class A-1L Notes designated therein and described in the within-mentioned Indenture.

ZIONS FIRST NATIONAL BANK, as Indenture Trustee
By

, Authorized
Signatory
Authentication Date:

ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                        (Social Security or other identifying number                        ) the within note and all rights thereunder and hereby irrevocably appoints                        attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	Signed:	*
Signature Guaranteed by:
*
*NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Indenture Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-6

EXHIBIT A-2

FORM OF SENIOR AUCTION RATE SECURITIES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

        THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

        GMAC EDUCATION LOAN
FUNDING TRUST-I GMAC ELF STUDENT LOAN ASSET-BACKED NOTE
SENIOR CLASS A-[4AR][5AR]
AUCTION RATE SECURITIES

REGISTERED NO. A-	REGISTERED $

Maturity Date	Interest Rate	Original Issue Date	CUSIP
September 1, 2040	Variable	September 30, 2003	361851
PRINCIPAL SUM:	AND 00/100 DOLLARS
NOTEHOLDER: CEDE & CO.

        GMAC EDUCATION LOAN FUNDING TRUST-I, a Delaware statutory trust organized under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture of Trust, dated as of March 1, 2003 (as amended, the "Indenture"), among the Issuer, Zions First National Bank, as Indenture Trustee (the "Indenture Trustee," which term includes any successor indenture trustee under the Indenture) and Zions First National Bank, as Eligible Lender Trustee, and the Series 2003-2 Supplemental Indenture of Trust dated as of September 1, 2003 (as amended, the "Series 2003-2 Supplemental Indenture"), between the Issuer and Indenture Trustee) for value received, hereby promises to pay to the Noteholder (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Corporate Trust Office of the Indenture Trustee, as paying agent, Indenture Trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 2003-2 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed and rounding the resultant figure to the fifth decimal place.

        This note is one of a series of notes of the Issuer designated GMAC ELF Student Loan Asset-Backed Notes, Senior Class A-[4AR][5AR] Auction Rate Securities, dated the Closing Date, in the aggregate original principal amount of $                        (the "Class A-[4AR][5AR] Notes") which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture. [The Issuer is, in connection with the Class A-[4AR][5AR] Notes, issuing $                         of its GMAC ELF Student Loan Asset-Backed Notes, Senior Class A Notes in two other classes (together with the Class A-[4AR][5AR] Notes, the "Class A Notes") and $8,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Subordinate Class B-2AR Auction Rate Securities in one class (the "Class B Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes and the Class B Notes as determined by the Issuer. The Issuer has previously issued $206,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Senior Class A Notes and $14,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Subordinate Class B Notes (collectively, the "Series 2003-1 Notes"). The Series 2003-1 Notes, the Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

        Mandatory Redemption.    This note is subject to mandatory redemption, all as described in the Indenture.

        Optional Redemption or Purchase.    The Issuer may redeem or purchase or cause to be purchased all of the Notes on any Payment Date on which the aggregate current principal balance of all the Notes shall be less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under the Indenture on the respective Closing Date, at a redemption or purchase price equal to the aggregate current principal balance of all the Notes, plus accrued interest on the Notes through the day preceding the Payment Date on which the redemption or purchase occurs.

        Notice of Redemption or Purchase.    Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Noteholders to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

        The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally

A-2-2

executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Notes.

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, and to all of the provisions of which any Noteholder of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Reciprocal Payor; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, the Delaware Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this note for transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the Corporate Trust Office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture

A-2-3

Trustee. Except as otherwise permitted in the Indenture, this global note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof, as defined in the Indenture, or to a successor Securities Depository or its nominee.

        The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Noteholder hereof (a) on the record date for purposes of receiving timely payment of interest hereon; (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity; and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the holders of the Notes then Outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Payment Date, or rate of interest on any Outstanding Notes or affect the rights of the Noteholders of less than all of the Notes Outstanding.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this note, and the execution of said Indenture, have happened, exist and have been performed as so required.

A-2-4

        IN WITNESS WHEREOF, the Issuer has caused this note to be executed in its name and on its behalf by the Delaware Trustee, all as of the Original Issue Date.

GMAC EDUCATION LOAN FUNDING TRUST-I
By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee
By
Name
Title

A-2-5

CERTIFICATE OF AUTHENTICATION

        This note is one of the Class A-    Notes designated therein and described in the within-mentioned Indenture.

ZIONS FIRST NATIONAL BANK, as Indenture Trustee
	By:	, Authorized Signatory
Authentication Date:

ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                        (Social Security or other identifying number                        ) the within note and all rights thereunder and hereby irrevocably appoints                        attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	Signed:	*
Signature Guaranteed by:
*

*NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Indenture Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-6

EXHIBIT A-3
FORM OF SUBORDINATE AUCTION RATE SECURITIES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

        THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GMAC EDUCATION LOAN FUNDING TRUST-I
GMAC ELF STUDENT LOAN ASSET-BACKED NOTE
SUBORDINATE CLASS B-2AR
AUCTION RATE SECURITIES

REGISTERED NO. B-	REGISTERED $
Maturity Date	Interest Rate	Original Issue Date	CUSIP
September 1, 2040	Variable	September 30, 2003	361851 AH 1

PRINCIPAL SUM:                                                 AND 00/100 DOLLARS
NOTEHOLDER: CEDE & CO.

        GMAC EDUCATION LOAN FUNDING TRUST-I, a Delaware statutory trust organized under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture of Trust, dated as of March 1, 2003 (as amended, the "Indenture"), among the Issuer, Zions First National Bank, as Indenture Trustee (the "Indenture Trustee," which term includes any successor indenture trustee under the Indenture) and Zions First National Bank, as Eligible Lender Trustee, and the Series 2003-2 Supplemental Indenture of Trust dated as of September 1, 2003 (as amended, the "Series 2003-2 Supplemental Indenture"), between the Issuer and Indenture Trustee) for value received, hereby promises to pay to the Noteholder (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the principal office of the Indenture Trustee, as paying agent, Indenture Trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 2003-2 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed and rounding the resultant figure to the fifth decimal place.

        This note is one of a series of notes of the Issuer designated GMAC ELF Asset-Backed Notes, Subordinate Class B-2AR Auction Rate Securities, dated the Closing Date, in the aggregate original principal amount of $8,000,000 (the "Class B Notes") which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture. The Issuer is, in connection with the Class B Notes, issuing $192,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Senior Class A Notes in three classes (collectively, the "Class A Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes and the Class B Notes as determined by the Issuer. The Issuer has previously issued $206,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Senior Class A Notes and $14,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Subordinate Class B Notes (collectively, the "Series 2003-1 Notes"). The Series 2003-1 Notes, the Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

        Mandatory Redemption.    This note is subject to mandatory redemption as described in the Indenture.

        Optional Redemption or Purchase.    The Issuer may redeem or purchase or cause to be purchased all of the Notes on any Payment Date on which the aggregate current principal balance of all the Notes shall be less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under the Indenture on the respective Closing Dates, at a redemption or purchase price equal to the aggregate current principal balance of all the Notes, plus accrued interest on the Notes through the day preceding the Payment Date on which the redemption or purchase occurs.

        Notice of Redemption or Purchase.    Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Noteholders to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

        The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally

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executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Notes.

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, and to all of the provisions of which any Noteholder of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Reciprocal Payor; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, the Delaware Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee. Except as

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otherwise permitted in the Indenture, this global note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof, as defined in the Indenture, or to a successor Securities Depository or its nominee.

        The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Noteholder hereof (a) on the record date for purposes of receiving timely payment of interest hereon; (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity; and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the holders of the Notes then outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Noteholders of less than all of the Notes outstanding.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

        IN WITNESS WHEREOF, the Issuer has caused this note to be executed in its name and on its behalf by the Delaware Trustee, all as of the Original Issue Date.

GMAC EDUCATION LOAN FUNDING TRUST-I
By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee
By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

        This note is one of the Class B-2AR Notes designated therein and described in the within-mentioned Indenture.

ZIONS FIRST NATIONAL BANK, as Indenture Trustee
	By:	, Authorized Signatory
Authentication Date:

ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                        (Social Security or other identifying number                        ) the within note and all rights thereunder and hereby irrevocably appoints                        attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	Signed:	*
Signature Guaranteed by:
*

*NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Indenture Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT B

SERIES 2003-2 CLOSING CASH FLOW PROJECTIONS

EXHIBIT C

NOTICE OF PAYMENT DEFAULT

GMAC Education Loan Funding Trust-I
GMAC ELF Student Loan Asset-Backed Notes
Class
Auction Rate Securities

        NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Securities identified above. The next Auction for the Auction Rate Securities will not be held. The Auction Rate for the Auction Rate Securities for the next succeeding Interest Period shall be the Non-Payment Rate.

ZIONS FIRST NATIONAL BANK, as Indenture Trustee
Dated:	By:
Name:
Title:

EXHIBIT D

NOTICE OF CURE OF PAYMENT DEFAULT

GMAC Education Loan Funding Trust-I
GMAC ELF Student Loan Asset-Backed Notes
Class
Auction Rate Securities

        NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Securities identified above has been waived or cured. The next Payment Date is                             ,            and the Auction Date is                            ,            .

ZIONS FIRST NATIONAL BANK, as Indenture Trustee
Dated:	By:
Name:
Title:

EXHIBIT E

NOTICE OF PROPOSED CHANGE IN LENGTH
OF ONE OR MORE AUCTION PERIODS

GMAC Education Loan Funding Trust-I
GMAC ELF Student Loan Asset-Backed Notes
Class
Auction Rate Securities

        Notice is hereby given that [                        ], as Broker-Dealer proposes to change the length of one or more Auction Periods pursuant to the Indenture of Trust, as amended (the "Indenture") as follows:

        1.     The change shall take effect on                            ,             , the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

        2.     The Auction Period Adjustment in Paragraph 1 shall take place only if (a) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods; and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

        3.     If the condition referred to in paragraph (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in paragraph (a) is met but the condition referred to in paragraph (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

        4.     It is hereby represented, upon advice of the Auction Agent for the Class            Notes described herein, that there were Sufficient Bids for such Class             Notes at the Auction immediately preceding the date of this Notice.

        5.     Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the Class             Notes.

[BROKER-DEALER], as Broker-Dealer
Dated:	By:
Name:
Title:
Approved By:	GMAC EDUCATION LOAN FUNDING TRUST-I
By:
Name:
Title:

EXHIBIT F

NOTICE ESTABLISHING CHANGE IN LENGTH
OF ONE OR MORE AUCTION PERIODS

GMAC Education Loan Funding Trust-I
GMAC ELF Student Loan Asset-Backed Notes
Class
Auction Rate Securities

        Notice is hereby given that [                        ], as Broker-Dealer hereby establishes new lengths for one or more Auction Periods pursuant to the Indenture of Trust, as amended:

        1.     The change shall take effect on                            ,             , the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

        2.     For the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be                            ,            , or the next succeeding Business Day if such date is not a Business Day.

        3.     For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [                        (date) and every                        (number)                         (day of week) thereafter] [every                        (number)                         (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture of Trust.

        4.     The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture of Trust and our prior notice dated                        regarding the proposed change.

        5.     Terms not defined in this Notice shall have the meanings set forth in the Indenture of Trust relating to the Class             Notes.

[BROKER-DEALER], as Broker-Dealer
Dated:	By:
Name:
Title:
Approved By:	GMAC EDUCATION LOAN FUNDING TRUST-I
By:
Name:
Title:

EXHIBIT G
NOTICE OF CHANGE IN AUCTION DATE

GMAC Education Loan Funding Trust-I
GMAC ELF Student Loan Asset-Backed Notes
Class
Auction Rate Securities

        Notice is hereby given by [                        ], as Broker-Dealer for the Auction Rate Securities, that with respect to the Auction Rate Securities, the Auction Date is hereby changed as follows:

        1.     With respect to Class             Notes, the definition of "Auction Date" shall be deemed amended by substituting "                        (number) Business Day" in the second line thereof and by substituting "                        (number) Business Days" for "two Business Days" in subsection (d) thereof.

        2.     This change shall take effect on                            ,             which shall be the Auction Date for the Auction Period commencing on                        .

        3.     The Auction Date for the Class             Notes shall be subject to further change hereafter as provided in the Indenture of Trust.

        4.     Terms not defined in this Notice shall have the meaning set forth in the Indenture of Trust, as amended, relating to the Class             Notes.

[BROKER-DEALER], as Broker-Dealer
Dated:	By:
Name:
Title:

QuickLinks

  Exhibit 4.1
TABLE OF CONTENTS
SERIES 2003-2 SUPPLEMENTAL INDENTURE OF TRUST
ARTICLE I DEFINITIONS AND USE OF PHRASES
ARTICLE II SERIES 2003-2 NOTE DETAILS, FORMS OF SERIES 2003-2 NOTES, REDEMPTION OF SERIES 2003-2 NOTES AND USE OF PROCEEDS OF SERIES 2003-2 NOTES
ARTICLE III FUNDS AND ACCOUNTS
ARTICLE IV AMENDMENTS TO THE SERIES 2003-1 SUPPLEMENTAL INDENTURE
ARTICLE V AMENDMENTS TO THE INDENTURE
ARTICLE VI GENERAL PROVISIONS
ARTICLE VII APPLICABILITY OF INDENTURE
APPENDIX A CERTAIN TERMS AND PROVISIONS OF THE AUCTION RATE SECURITIES
ARTICLE I DEFINITIONS
ARTICLE II TERMS AND ISSUANCE
APPENDIX B
EXHIBIT A-1 FORM OF SENIOR LIBOR FLOATING RATE SECURITIES
CERTIFICATE OF AUTHENTICATION
ASSIGNMENT
EXHIBIT A-2 FORM OF SENIOR AUCTION RATE SECURITIES
CERTIFICATE OF AUTHENTICATION
ASSIGNMENT
EXHIBIT A-3 FORM OF SUBORDINATE AUCTION RATE SECURITIES
CERTIFICATE OF AUTHENTICATION
ASSIGNMENT
EXHIBIT B SERIES 2003-2 CLOSING CASH FLOW PROJECTIONS
EXHIBIT C NOTICE OF PAYMENT DEFAULT
EXHIBIT D NOTICE OF CURE OF PAYMENT DEFAULT
EXHIBIT E NOTICE OF PROPOSED CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT F NOTICE ESTABLISHING CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT G NOTICE OF CHANGE IN AUCTION DATE